Exhibit 10.18

English Translation

FOURTH AMENDMENT TO JOINT VENTURE CONTRACT

THIS FOURTH AMENDMENT TO JOINT VENTURE CONTRACT (the “Amendment No.4”) is entered into by and between the following Parties in Shanghai Municipality, China on March 8, 2013:

1.                                      Shanghai Traditional Chinese Medicine Co., Ltd., a corporate legal person registered in Shanghai Municipality, China, with its registered address at 239 Hankou Road, Shanghai Municipality, China (“Party A”); and

2.                                      Shanghai Hutchison Chinese Medicine (HK) Investment Limited, a limited company registered in Hong Kong, with its registered address at 22nd Floor, Hutchison House, 10 Harcourt Road, Central, Hong Kong (“Party B”).

WHEREAS,

3.                                      Party A and Hutchison Chinese Medicine (Shanghai) Investment Limited  (the” Original Party B”) entered into the Joint Venture Contract (the “JVC Contract”) relating to the formation of Shanghai Hutchison Pharmaceuticals Limited (the “JVC”) as the date of  January 6, 2001;

4.                                      The JVC obtained the Approval Certificate of Foreign-invested Enterprise on March 19, 2001 and the Business Licence for Corporate Legal Person on April 30, 2001;

5.                                      Party A and Original Party B entered into the First Amendment to Joint Venture Contract on July 12, 2001 (the “Amendment No.1”) ;

6.                                      Party A and Party B entered into the Second Amendment to Joint Venture Contract December 5, 2007 (the “Amendment No.2”);

7.                                      Party A and Party B entered into the Third Amendment to Joint Venture Contract on June 19, 2012 (together with the JVC Contract, the Amendment No.1 and the Amendment No.2 collectively referred to as the “Original Contract”); and

8.                                      Party A and Party B desire to amend the Original Contract to reflect the Parties’ intention of increasing the registered capital of the JVC and the fact that Party A has changed its legal representative.

NOW THEREFORE, the Parties agree to the following terms and conditions:

1.                                      The Parties agree that the first page of the Original Contract is hereby amended as follows:

Original:                          THIS EQUITY JOINT CONTRACT (the “Contract”) is jointly signed in Shanghai Municipality, People’s Republic of China on this sixth day of January 2001 by and between Shanghai Traditional Chinese Medicine Co.,

[**] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Ltd. and Hutchison Chinese Medicine (Shanghai) Investment Limited, amended for the first time on July 12, 2001 by and between Shanghai Traditional Chinese Medicine Co., Ltd. and Hutchison Chinese Medicine (Shanghai) Investment Limited, amended for the second time on November 5, 2007 by and between Shanghai Traditional Chinese Medicine Co., Ltd. and Shanghai Hutchison Chinese Medicine (HK) Investment Limited, and amended for the third time on June 19, 2012.

The Parties of this Contract are:

Party A:                           Shanghai Traditional Chinese Medicine Co., Ltd., a corporate legal person established and existing pursuant to the laws of the PRC and registered with the Shanghai Municipal Administration for Industry and Commerce, China, with its legal address at 239 Hankou Road, Shanghai Municipality.

Legal representative

Name: Mr. Li Yongzhong

Title: Chairman

Nationality: Chinese

Party B:                           Shanghai Hutchison Chinese Medicine (HK) Investment Limited, a limited liability company established and existing pursuant to the laws of Hong Kong, with its registered address at 22nd Floor, Hutchison House, 10 Harcourt Road, Central, Hong Kong.

The authorized legal representative for this Contract:

Name: Mr. Simon To Chi Keung

Title: Board Director

Nationality: British

Amendment:                                              THIS EQUITY JOINT CONTRACT (“Contract”) is jointly signed in Shanghai Municipality, People’s Republic of China on the sixth day of January 2001 by and between Shanghai Traditional Chinese Medicine Co., Ltd. and Hutchison Chinese Medicine (Shanghai) Investment Limited, amended for the first time on July 12, 2001 by and between Shanghai Traditional Chinese Medicine Co., Ltd. and Hutchison Chinese Medicine (Shanghai) Investment Limited, amended for the second time on November 5, 2007 by and between Shanghai Traditional Chinese Medicine Co., Ltd. and Shanghai Hutchison Chinese Medicine (HK) Investment Limited,

[**] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

amended for the third time on June 19, 2012, and amended for the fourth time on March 8, 2013.

The Parties of this Contract are:

Party A:                           Shanghai Traditional Chinese Medicine Co., Ltd., a corporate legal person established and existing pursuant to the laws of the PRC and registered with the Shanghai Municipal Administration for Industry and Commerce, China, with its legal address at 239 Hankou Road, Shanghai Municipality, China

The authorized legal representative for this Contract:

Name: Mr. Chen Junli

Title: Chairman

Nationality: Chinese

Party B:                           Shanghai Hutchison Chinese Medicine (HK) Investment Limited, a limited liability company established and existing pursuant to the laws of Hong Kong, with its registered address at 22nd Floor, Hutchison House, 10 Harcourt Road, Central, Hong Kong

The authorized legal representative for this Contract:

Name: Mr. Simon To Chi Keung

Title: Board Director

Nationality: British

2.                                      The Parties agree Section 4.01 of Chapter 4 of the Original Contract is hereby amended as follows:

Original:                                                  The total amount of investment of the JVC shall be [**]

Amendment:                        The total amount of investment of the JVC was [**] at the time of the incorporation of the JVC. The total amount of investment shall be increased by [**], and after the increase, the total amount of investment of the JVC shall be [**].

3.                                      The Parties agree Section 4.02 of Chapter 4 of the Original Contract is hereby amended as follows:

[**] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Original:                                                  The total amount of the JVC’s registered capital shall be [**].

Amendment:                        The total amount of the JVC’s registered capital was [**] at the time of the incorporation of the JVC, which was fully paid up. The JVC will increase its registered capital by [**], and each Party agrees to subscribe for 50% of the increase in the registered capital (i.e. [**]) and to make the contribution out of JVC’s after-tax profits distributed to it. After the capital increase, the JVC’s registered capital shall be [**]. Party A and Party B shall make their capital contributions they subscribed for to the increase in the registered capital on a one-time basis before the JVC has applied for registration for change in the registered capital.

4.                                      The terms and conditions of the Original Contract, not amended by the Amendment No, 4, shall remain in full force and effect. This Amendment No.4 is the integral part of the Original Contract.

5.                                      The validity, interpretation, performance and settlement of disputes relating to this Amendment No.4 shall be governed by the laws of the People’s Republic of China.

6.                                      The Amendment No.4 shall be executed by the duly authorized representatives of the Parties and become effective upon the approval of the examination and approval authority. The Parties may enter into supplemental agreements for matters not covered herein.

7.                                      There shall be six copies of the Amendment No.4, with each Party and the JVC holding one copy, and the remaining will be filed with the relevant governmental authorities for record.

8.                                      This Amendment No.4 is signed by the authorized representatives of Party A and Party B as of the date stated on the first

[**] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Party A:  Shanghai Traditional Chinese Medicine Co., Ltd.

Legal Representative: Chen Junli

/s/ Chen Junli
(Signature and Seal)

Party B: Shanghai Hutchison Chinese Medicine (HK) Investment Limited

Authorized Legal Representative: Simon To Chi Keung

/s/ Simon To Chi Keung
(Signature and Seal)

March 8, 2013

[**] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.